Visa Inc. Fiscal Third Quarter Financial Results July 28, 2010 Exhibit 99.2

2 Fiscal Q3 2010 Earnings Results 2
Safe Harbor Reminder
• Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms “continue,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to tax rate, capital expenditures, revenue, incentives, expenses, operating margin, earnings per share, free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.
Therefore, actual results could differ materially and adversely from those forward-
looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk Factors” in Part 1, Item 1A – “Risk Factors” in
our most recent Annual Report on Form 10-K and any subsequent Quarterly
Reports on Form 10-Q or Periodic Reports on Form 8-K, if any. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q3 2010 Earnings Results
Solid Fiscal Third Quarter Results
• Strong operating revenues of $ 2.0 billion, up 23% over prior year
• Quarterly net income of $ 716 million, up 45% and diluted earnings of $0.97 per share, up 49% over prior year, excluding prior year gain on VisaNet do
Brasil sale
• On an as-converted basis, repurchased additional 6.7 million class A common share equivalents, at an average price of $74.22 per share, from the
Company’s class B shareholders through the $500 million funding of the litigation escrow
• Completed the acquisition of CyberSource Corporation in July 2010
• Positive secular trends and continued spending momentum contributed to solid growth

4 Fiscal Q3 2010 Earnings Results

380
617
745
449
296
Total Visa Inc. Credit Debit
2009
2010
ROW  34
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
ROW
238
ROW
266
U.S.
379
U.S.
427
ROW
318
U.S.
176
204
ROW
U.S.
182
U.S.
202
U.S.
245
ROW  51
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
18% 25%
21%
YOY Change
(constant)
13%
8%
22%
ROW = Rest of World

5 Fiscal Q3 2010 Earnings Results

426
687
321
481
803
Total Visa Inc. Credit Debit
2009
2010
ROW  41
Quarter ended June
US$ in billions, nominal, except percentages
Payments Volume
ROW
275
ROW
278
U.S.
412
U.S.
469
ROW
334
U.S.
192
234
ROW
U.S.
204
ROW 56
Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
ROW = Rest of World
YOY Change
(nominal)
17% 13% 23%
YOY Change
(constant)
14% 9% 22%
U.S.
220
U.S.

6 Fiscal Q3 2010 Earnings Results

147
42
32
17
23
43
58
195
427
United States Asia Pacific Latin America and
Caribbean
Canada Central and
Eastern Europe,
Middle East and
Africa
2009
2010
Quarter ended March
US$ in billions, nominal, except percentages
Payments Volume
Note: Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
YOY Change
(nominal)
13% 32% 38% 34% 31%
YOY Change
(constant)
13% 14% 20% 9% 17%

7 Fiscal Q3 2010 Earnings Results
20
41
49
165
412
25
50
62
197
469
United States Asia Pacific Latin America and
Caribbean
Canada Central and Eastern
Europe, Middle East
and Africa
2009
2010
Quarter ended June
US$ in billions, nominal, except percentages
Payments Volume
Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data.  Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior year volume information presented has not been updated, as changes made are not material. Figures may not sum due to rounding.
YOY Change
(nominal)
14% 19% 26% 22% 27%
YOY Change
(constant)
14% 12% 22% 12% 24%

8 Fiscal Q3 2010 Earnings Results
14,305
9,360
15,491
10,266
10,648
11,721
16,118
17,596
Total Transactions Processed
Transactions
Total Transactions Processed
Transactions
2009
2010
Quarter ended March
in millions, except percentages
Transactions
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates. From time to time, previously submitted volume information may be updated. Prior year volume information presented has not been updated, as changes made are not material.
Quarter ended June
Debit
64%
Credit
36%
Credit
37%
Debit
63%
Credit
37%
Debit
63%
Credit
35%
Debit
65%
YOY
Change
13% 14% 14% 14%

9 Fiscal Q3 2010 Earnings Results

1,723
1,825
1,051
774
Credit Debit Visa Inc.
2009
2010
Quarter ended March
in millions, except percentages
Total Cards
YOY
Change
(3%) 14% 6%
Note: From time to time, previously submitted cards information may be updated. Prior year cards information presented has not been updated, as changes made are not material.

10 Fiscal Q3 2010 Earnings Results
1,990
(344)
1,646
2,422
(393)
2,029
Fiscal 2009
Fiscal 2010
Revenue – Q3 2010
US$ in millions, except percentages
Gross
Revenues
Incentives
Net Operating
Revenues
YOY
Change
22% 15% 23%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

11 Fiscal Q3 2010 Earnings Results
Revenue Detail – Q3 2010
US$ in millions, except percentages
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
769
605
458
158
183
574
792
873
Fiscal 2009
Fiscal 2010
YOY
Change
13% 31% 25% 15%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

12 Fiscal Q3 2010 Earnings Results
Operating Margin – Q3 2010
US$ in millions, except percentages
1,646
824 822
1,137
892
2,029
Net Operating
Revenues
Total Operating
Expenses
Operating Income
50%
56%
Operating Margin
Fiscal 2009
Fiscal 2010
YOY
Change
6 ppts 23% 8% 38%
Note: Growth rates calculated based on whole numbers, not rounded numbers.

13 Fiscal Q3 2010 Earnings Results
97
229
57
96
824
1
62
282
285
103
277
77
63
87
892
Fiscal 2009
Fiscal 2010
Operating Expenses – Q3 2010
US$ in millions, except percentages
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Total Operating
Expenses
Litigation
Provision
YOY
Change
1% 6% 20% 24% 10% (9%) (38%) 8%
Note: Growth rates calculated based on whole numbers, not rounded numbers.
0

14 Fiscal Q3 2010 Earnings Results
Other Financial Results
• Cash, cash equivalents, restricted cash and available-for-sale investment securities of $7.4 billion at the end of the fiscal third quarter which includes $ 2.0 billion of restricted cash for litigation escrow
• Fiscal third quarter free cash flow of $1.2 billion
• Capital expenditures of $65 million during the fiscal third quarter

15 Fiscal Q3 2010 Earnings Results
Less than
$1 billion
Advertising, marketing and promotion expenses
Less than
$1 billion
Annual net revenue growth
Financial Metrics for Fiscal Year 2010
Annual operating margin
Mid to high
50% range
High end of
16-17% range
Volume and support incentives as %
of gross revenues
High end of
11-15% range

16 Fiscal Q3 2010 Earnings Results
Financial Metrics for Fiscal Year 2010
Capital Expenditures
Moderately
above $200
million
Annual diluted class A common stock earnings
per share growth
20% +
GAAP tax rate
37% to 38%
range
Annual free cash flow
$2 billion +

17 Fiscal Q3 2010 Earnings Results Financial Metrics for Fiscal Year 2011 Annual diluted class A common stock earnings per share growth 20% + Annual free cash flow $2 billion +

Appendix Reconciliation of Non-GAAP Measures

Fiscal Q3 2010 Earnings Results
Calculation of Free Cash Flow
US$ in millions
A1
Additions (+) /
Reductions (-)
to Net income
attributable to
Visa Inc.
Net income attributable to Visa Inc. (as reported) 716         2,192
Capital Assets + Depreciation and amortization 63      187
- Capital expenditures (65)     (2)            (144)     43
    Litigation +
Litigation provision -     (41)
+ Accretion expense 7        23
- Settlement payments (71)     (215)
+
Settlement payments funded by litigation escrow 70      6             210       (23)
Share-based Compensation
+ Share-based compensation 34           95
Pension
+
Pension expense 9             31
Taxes +
Income tax expense 406    1,252
- Income taxes paid (218)   188         (977)     275
Changes in Working Capital
(1)
+/- Changes in other working capital accounts 231         (25)
Total Free Cash Flow 1,182      2,588
Less: Retailers' Litigation Prepayment
- Settlement payment -          (682)
Adjusted Free Cash Flow 1,182      1,906
(1) Includes changes in volume & support incentives, trade receivables, settlement receivable/payable, and personnel incentives.
For the nine
months ended
June 30, 2010
For the three
months ended
June 30, 2010